UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016 (May 24, 2016)

J. ALEXANDER’S HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-37473	47-1608715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 269-1900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2016, J. Alexander’s Holdings, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). As of March 29, 2016, the record date for the Annual Meeting, there were 15,000,235 shares of common stock outstanding. A quorum of 11,732,986 shares of common stock was present or represented by proxy at the Annual Meeting.

The matters submitted to a vote of shareholders at the Annual Meeting were as follows:

(1)	Election of Directors:

	For	Withheld
Timothy T. Janszen	7,585,735	1,313,323
Ronald B. Maggard, Sr.	6,560,088	2,338,970

There were 2,833,928 broker non-votes for each nominee.

(2)	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2016:

For	Against	Abstain
11,290,103	416,060	26,823

There were no broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J. Alexander’s Holdings, Inc.

Date: May 25, 2016	By:	/s/ Mark A. Parkey
Mark A. Parkey
Chief Financial Officer & Executive Vice President

2